Exhibit 32
CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Wyndham Worldwide Corporation (the “Company”) on Form 10-Q for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Stephen P. Holmes, as Chief Executive Officer of the Company, and Virginia M. Wilson, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
/s/ Stephen P. Holmes

Stephen P. Holmes
Chairman, President and Chief Executive Officer
August 17, 2006
/s/ Virginia M. Wilson

Virginia M. Wilson
Executive vice President and Chief Financial Officer
August 17, 2006